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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                       -----------------------------------



                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 8, 2002



                      UNIVERSAL COMPRESSION HOLDINGS, INC.
                           UNIVERSAL COMPRESSION, INC.
           (Exact names of registrants as specified in their charters)


     DELAWARE                        001-15843                    13-3989167
      TEXAS                          333-48279                    74-1282680
 States or other                 (Commission File               (IRS Employer
jurisdictions of                     Numbers)                   Identification
 incorporation)                                                      Nos.)


                 4440 BRITTMOORE ROAD, HOUSTON, TEXAS     77041
               (Address of principal executive offices) (Zip Code)

                                 (713) 335-7000
              (Registrants' telephone number, including area code)
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Item 5. Other Events and Regulation FD Disclosure.

        EFFECTIVENESS OF REGISTRATION STATEMENT ON FORM S-4. In October 2001, BRL Universal Equipment 2001 A, L.P. and BRL Universal Equipment Corp. (which we collectively refer to as the "issuers") issued $100,000,000 aggregate principal amount of the issuers' additional 8 7/8% senior secured notes due 2008 (which we refer to as the "old additional notes"). The old additional notes were sold in a private placement transaction pursuant to Rule 144A and Regulation S under the Securities Act of 1933. The issuers used the proceeds from the sale of the old additional notes to purchase additional domestic gas compression equipment in October 2001 from Universal Compression, Inc., and leased the equipment back to it under our existing operating lease facility. On November 30, 2001, the issuers, Universal Compression Holdings, Inc. and Universal Compression, Inc. filed a registration statement on Form S-4 (File No. 333-74342) with respect to the registration of $100,000,000 aggregate principal amount of the issuers' new additional 8 7/8% senior secured notes due 2008 (which we refer to as the "new additional notes") and Universal's related lease and guarantee obligations. The registration statement, as amended, was declared effective by the Securities and Exchange Commission on December 31, 2001, and is incorporated herein by reference. The old additional notes were, and the new additional notes will be, issued under an indenture dated February 9, 2001, as amended, pursuant to which the issuers previously issued $350,000,000 of the 8 7/8% senior secured notes due 2008. The old additional notes increased the notes currently outstanding under the indenture to an aggregate principal amount of $450,000,000. The new additional notes will be offered in exchange for up to all of the issuers' old additional notes. The terms of the new additional notes are substantially identical to the old additional notes except that the new additional notes are freely transferable under the Securities Act and do not have any exchange or registration rights. The issuers will accept for exchange all outstanding old additional notes that are validly tendered and not withdrawn. Unless extended, the exchange offer will expire at 5:00 p.m., New York City time on February 19, 2002.

        This current report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the new additional notes in any states in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

        DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS. Statements about Universal's outlook and all other statements in this current report on Form 8-K other than historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and factors, many of which are outside our control, which could cause actual results to differ materially from such statements. While we believe the assumptions concerning future events are reasonable, we caution that there are inherent difficulties in predicting certain important factors that could impact the future performance or results of our business. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are consummation of the exchange offer for the new additional notes, integration of our acquisitions and the demand for our products and services. These and other risk factors are discussed in our other filings with the Securities and Exchange Commission, copies of which are available to the public. We expressly disclaim any intention or obligation to revise or update any forward-looking statements whether as a result of new information, future events, or otherwise.

                                       2
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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                  UNIVERSAL COMPRESSION HOLDINGS, INC.
                                  UNIVERSAL COMPRESSION, INC.
                                    (Registrants)



Date: January 8, 2002             By:  /s/ RICHARD W. FITZGERALD
                                       -------------------------------
                                       Richard W. FitzGerald
                                       Senior Vice President and
                                          Chief Financial Officer